                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                           ON2.COM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                  ON2.COM INC.

                                ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 2000

                            ------------------------

    As a stockholder of ON2.COM INC., a Delaware corporation (the "Company"), you are cordially invited to be present, either in person or by proxy, at the Special Meeting of Stockholders of the Company to be held at The Screening Room, 375 Greenwich Street, 2nd Floor, New York, NY 10013 at 3:30 p.m., local time, on November 17, 2000, for the following purposes:

    1. To amend the Company's Certificate of Incorporation, as heretofore amended, to increase the number of authorized shares of Common Stock, par value $0.01 per share, to 100,000,000; and

    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Only stockholders of record at the close of business on October 11, 2000 will be entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. The transfer books will not be closed.

    We hope you can attend the Special Meeting in person. However, even if you plan to attend, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy promptly in the enclosed self-addressed envelope, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be completed and returned. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

    Your attention is directed to the attached Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [LOGO]

                                          /s/ Douglas A. McIntyre

                                          DOUGLAS A. MCINTYRE
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

New York, New York
October 23, 2000

                                  ON2.COM INC.
                               EXECUTIVE OFFICES
                              375 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                  212/941-2400

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 17, 2000

                            ------------------------

    The Special Meeting of Stockholders of On2.com Inc., a Delaware corporation (the "Company"), will be held on November 17, 2000, at the time and place and for the purposes set forth in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors on behalf of the Company in connection with such meeting and any continuation or adjournment thereof. If the Special Meeting is postponed or adjourned for any reason at any subsequent reconvening of the Special Meeting, all proxies (except for those proxies that have been effectively revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

    The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain directors, officers and employees of the Company may solicit proxies in person, electronically or by telephone at no additional compensation. The Company will also request record holders of Common Stock who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request will reimburse such record holders for the costs of forwarding the material in accordance with customary charges. The Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, at a cost of up to $10,000 plus expenses, to assist with the solicitation of proxies.

    Any proxy given pursuant to this solicitation may be revoked by the filing with and receipt by the Secretary of the Company of a written revocation or duly executed proxy bearing a later date and does not preclude the stockholder from voting in person at the Special Meeting if he or she so desires. The persons named in the form of proxy solicited by the Board of Directors will vote all proxies which have been properly executed. If a stockholder specifies on such proxy a choice with respect to the proposal to be acted upon, the proxy will be voted in accordance with such specification. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE PROPOSAL LISTED ON THE PROXY CARD. If necessary, and unless the shares represented by the proxy are voted against the proposal herein, the persons named in the proxy also may vote in favor of a proposal to recess the Special Meeting and to reconvene it on a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Special Meeting.

    This Proxy Statement and the enclosed form of proxy are first being sent to the stockholders on or about October 23, 2000.

                               VOTING SECURITIES

    Only holders of record of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at the close of business on October 11, 2000 (the "Record Date") have the right to receive notice of and to vote at the Special Meeting. As of the Record Date, 26,935,533 shares of Common Stock were issued and outstanding. Each holder of record of Common Stock is entitled to one vote for each share held with respect to all matters to be voted upon at the Special Meeting. Voting rights of the Common Stock are noncumulative.

    Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to act on Proposal 1. Shares for which the holder has elected to abstain or has withheld authority to vote (including broker non-votes) on a matter will count toward a quorum but will have different effects on the outcome of the vote on such matter. An abstention from voting on a matter has the same legal effect as a vote against the matter, even though the stockholder may interpret such action differently. A "broker non-vote" is a vote withheld by a broker on a particular matter in accordance with stock exchange regulations because the broker has not received instructions from the customer for whose account the shares are held. Under applicable Delaware law, broker non-votes on a matter will have no effect on the outcome of the vote.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

    The only persons known by the Company to beneficially own more than five percent of the Company's Common Stock as of October 11, 2000, are as follows:

                                                                      AMOUNT AND NATURE OF
                                                                      BENEFICIAL OWNERSHIP
                                                                      (NUMBER OF SHARES)(1)
                                                              -------------------------------------
                                                                                           PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          TITLE OF CLASS     TOTAL     OF CLASS
------------------------------------                          --------------   ---------   --------
Daniel B. Miller ...........................................     Common        1,615,981      6.0%
  On2.com Inc.
  375 Greenwich Street
  New York, NY 10013

Stanley Marder (2) .........................................     Common        2,325,363      8.6%
  24 5th Avenue
  New York, NY 10011

Travelers Insurance Group (3) ..............................     Common        9,882,701     30.8%
  399 Park Avenue
  New York, NY 10022

Edelson Technology Partners III, L.P. (4) ..................     Common        3,033,049     11.0%
  300 Tice Boulevard
  Woodcliff Lake, NJ 07675

------------------------

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares the power to vote or to direct the voting of ("voting power") or the power to dispose or to direct the disposition of ("dispositive power") the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Based upon information obtained from the Form 13G and Form 13D filed by Mr. Marder with the Securities and Exchange Commission filed for the June 30, 2000 period. In addition, Mr. Marder has subsequently filed Forms 144 with the Securities and Exchange Commission reporting approximately 1,400,000 shares of Common Stock to be sold.

(3) Includes 4,704,717 common shares, 2,044,304 shares of preferred stock convertible into common shares and currently exercisable warrants to purchase 3,133,680 common shares. These securities are beneficially owned by and through wholly owned subsidiaries of the Travelers Insurance Group.

(4) Includes 2,349,998 common shares and currently exercisable warrants to purchase 683,051 common shares.

             SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

    The following information with respect to beneficial ownership, as of October 11, 2000, of shares of Common Stock is furnished with respect to
(i) each director of the Company, (ii) each executive officer of the Company and
(iii) all current directors and executive officers as a group, together with their respective percentages. Unless otherwise indicated below, the address of each person named in the table below is in the care of On2.com Inc., 375 Greenwich Street, New York, New York 10013.

                                                                   AMOUNT AND NATURE OF
                                                                   BENEFICIAL OWNERSHIP
                                                                   (NUMBER OF SHARES)(1)
                                                              -------------------------------
                                                              TITLE OF               PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           CLASS       TOTAL     OF CLASS
------------------------------------                          --------   ---------   --------
Douglas McIntyre, Director, President and Chief Executive
  Officer...................................................  Common        19,500       *

Daniel B. Miller, Director, Founder and Chief Technology
  Officer...................................................  Common     1,615,981     6.0%

Mark Meagher, Chief Financial Officer.......................  Common            --      --

Douglas Song, Senior Vice President, Finance and Corporate
  Development (2)...........................................  Common        41,666       *

Jack Rivkin, Director (3) ..................................  Common            --      --
  Citigroup Investments, Inc.
  399 Park Avenue
  New York, NY 10022

Stephen Klein, Director ....................................  Common            --      --
  c/o iBalls
  487 Greenwich Street, 5th floor
  New York, NY 10013

Strauss Zelnick, Director ..................................  Common            --      --
  BMG Entertainment, Inc.
  1540 Broadway, 39th floor
  New York, NY 10036

William Newman, Director ...................................  Common           660      --
  McGuireWoods LLP
  9 West 57th Street
  New York, NY 10019

All current directors and executive officers as a group (8
  persons)..................................................  Common     1,677,807     6.2%

------------------------

*   Represents less than one percent (1%)

(1) Pursuant to current regulations of the Securities and Exchange Commission, securities must be listed as "beneficially owned" by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise.

(2) Represents shares that may be purchased within 60 days of October 11, 2000 pursuant to outstanding vested stock options.

(3) Mr. Rivkin is a Director of On2.com Inc. and Executive Vice President of Citigroup Investments, Inc., an affiliate of Travelers Insurance Group.

                                   PROPOSAL 1
               AMENDMENT TO CERTIFICATE OF INCORPORATION RELATING
                   TO INCREASED AUTHORIZATION OF COMMON STOCK

    The Board of Directors has approved, and recommends to the stockholders for adoption, an amendment to the Company's Certificate of Incorporation, as heretofore amended, as set forth in Exhibit A hereto, that would increase the number of shares of Common Stock authorized for issuance from 50,000,000 to 100,000,000 shares.

    The Board of Directors believes that an increase in the number of shares of authorized Common Stock as contemplated by this Proposal would benefit the Company and its stockholders by giving the Company the needed flexibility in its corporate planning and in responding to developments in the Company's business. Such flexibility might include, without limitation, the issuance and sale of Common Stock (i) in public or private offerings as a means of obtaining additional capital for the Company's business, (ii) as consideration, in whole or in part, for the acquisition of businesses or other assets, (iii) in connection with the exercise of options or warrants or the conversion of convertible securities, (iv) pursuant to any stock option plan or other benefit plan or employment agreement and (v) in connection with stock splits or dividends and other general corporate purposes. At this time the Board of Directors does not have any definitive plans for issuing these shares of Common Stock. The Company will require additional funding to adequately finance the growth of its current operations and the fulfillment of its strategic objectives. Therefore, the Company is negotiating several financing alternatives, including, but not limited to, obtaining an equity financing that would enable the Company to sell a specified number of shares of Common Stock for cash each month for a specified period of time, possibly up to 36 months. Usually any proceeds from such an equity financing could be used for general corporate purposes. As of the Record Date, an aggregate of 43,680,312 shares of Common Stock were authorized and outstanding and reserved for issuance upon the exercise of options and warrants or the conversion of preferred stock. At current stock price levels, an equity financing or other financing would require the Company to issue more shares than are currently authorized under the Certificate of Incorporation. There can be no assurance that the Company will be able to procure an equity financing or any other additional financing on terms acceptable to it, or at all.

    The increase in the number of shares authorized for issuance will not have any immediate effect on the rights of existing stockholders. The Board of Directors will, however, have the authority to issue the authorized shares without requiring future stockholders' approval of such issuances, except as may be required by applicable law or stock exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

    The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Company. The Board of Directors, however, has no present intention of issuing any shares of Common Stock for such purposes and this Proposal is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

    Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

RECOMMENDATION:

    THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS HERETOFORE AMENDED, TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 100,000,000 IS IN THE BEST INTEREST OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE "FOR" PROPOSAL NO 1.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Special Meeting other than the proposal set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting by December 22, 2000. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

    This document contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or the Company's future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential" or "continue," the negative of such terms, or other comparable terminology. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that such statements will be achieved. These statements are only predictions. Actual events or results may differ materially. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. In this regard, the business and operations of the Company are subject to substantial risks that increase the uncertainty inherent in the forward-looking statements contained in this document. The Company undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this report.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [LOGO]

                                          /s/ Denise Ben-Attar

                                          DENISE BEN-ATTAR
                                          SECRETARY

October 23, 2000

                                                                       EXHIBIT A

                                 PROPOSAL NO. 1

    Section 1 of Article IV of the Certificate of Incorporation is proposed to be restated in its entirety as follows:

    "Section 1 AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of said Corporation shall consist of 100,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), and 20,000,000 shares of non-voting preferred stock, par value $0.01 per share ("Preferred Stock")."

                                  ON2.COM INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Denise Ben-Attar and Mark Meagher, and each of them, proxies with full power of substitution, to vote the shares of Common Stock in On2.com Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held on November 17, 2000 or any adjournments thereof.

1. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS HERETOFORE AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, TO 100,000,000:

            / /  FOR            / /  AGAINST            / /  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURMENT THEREOF.

                                                     (Continued on reverse side)

The undersigned acknowledges receipt of the Notice of said Special Meeting and of the Proxy Statement attached thereto.

                                         Dated             , 2000

                                         PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                         LEFT. WHEN SIGNING AS ATTORNEY,
                                         EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                         GUARDIAN, ETC., GIVE FULL TITLE AS
                                         SUCH.

                                         Please mark, sign, date and return the
                                         proxy card using the enclosed envelope.